UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2023

ORION ENERGY SYSTEMS, INC.

(Exact name of Registrant as Specified in Its Charter)

Wisconsin	01-33887	39-1847269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Woodland Drive
Manitowoc, Wisconsin		54220
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 920 892-9340

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	OESX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, 2023, Orion Energy Systems, Inc. (the “Company”) announced that Charles McDulin resigned from the Company’s board of directors (the “Board”) on January 27, 2023. Mr. McDulin tendered his resignation from the Board in connection with his resignation from Kanen Wealth Management, LLC and its affiliates (“KWM”). Mr. McDulin’s retirement from the Board is the result of his resignation from KWM, and did not arise or result from any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Mr. McDulin was appointed to the Board as part of that certain cooperation agreement, dated January 3, 2023, by and among Orion Energy Systems, Inc., KWM, David Kanen and Charles McDulin (the “Cooperation Agreement”). Pursuant to the Cooperation Agreement, the Board’s Nominating and Corporate Governance Committee is actively working with Kanen Wealth Management, LLC and David Kanen to identify, vet and mutually agree upon a suitable independent director replacement for Mr. McDulin.

The foregoing summary of the Cooperation Agreement is subject to, and qualified in its entirety by, the Cooperation Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1

Cooperation Agreement, dated January 3, 2023, by and among Orion Energy Systems, Inc., Kanen Wealth Management, LLC, Philotimo Fund, LP and David Kanen and Charles McDulin (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 4, 2023 and incorporated by reference herein).

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORION ENERGY SYSTEMS, INC.

Date:	January 30, 2023	By:	/s/ J. Per Brodin
J. Per Brodin Chief Financial Officer